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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 11, 2003


                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


    New York                        1-4346                       11-2418067
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND

EXHIBITS.

      Exhibits:

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
      Exhibit No.   Description
      -----------   -----------
      1.01          Global Selling Agency Agreement, dated July 11, 2003, among the Company, Citigroup Global Markets Inc. and Citigroup
                    Global Markets Limited, relating to the offer and sale of
                    the Company's Medium-Term Senior Notes, Series A, Due Nine
                    Months or More from the Date of Issue and Medium-Term
                    Subordinated Notes, Series B, Due Nine Months or More from the Date of Issue.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2003                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                         By: /s/ Douglas C. Turnbull
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                                             Douglas C. Turnbull
                                             Assistant Secretary